UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________

March 20, 2006

Date of Report (Date of earliest event reported)

FORTUNA GAMING CORP.

(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3273 East Warm Springs Road
Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

888-304-1055

Issuer's telephone number

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01  OTHER EVENTS

The attached announcement was released to the news media on March 20, 2006, announcing that the Company has been successful in having its shares de-listed from the Berlin-Bremen stock exchange after having learned that it was one of numerous U.S. based publicly traded companies whose stock had been listed on the BBSE without its prior knowledge, consent or authorization.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
Not applicable.
(b)	Pro Forma financial information:
Not applicable.
(c)	Exhibits:
99.1 Press Release dated March 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: March 20, 2006	By:	/s/ Douglas Waugh
Douglas Waugh
Director

 Exhibit 99.1

Press Release

FORTUNA SUCCESSFUL IN HAVING ITS SHARES DE-LISTED FROM THE BERLIN-BREMEN STOCK EXCHANGE

LONDON, March 20, 2006 /PRNewswire /-- Fortuna Gaming Corp., (FGAM-OTC Bulletin Board: FGAM.OB), (the “Company”) is pleased to announce that it has been successful in having its shares de-listed from the Berlin-Bremen Exchange.    Official confirmation from the Berlin-Bremen Exchange was received by the Company that trading in the Company’s securities on this Exchange was ceased effective March 14, 2006.

About Fortuna Gaming Corp. Fortuna Gaming Corp (the "Company"), through its  subsidiary Fortuna Gaming (UK) Limited, ("Fortuna") headquartered in London, England, is currently undergoing various initiatives relating to its mobile gaming platform, including “Texas Hold ‘em” play for free: in North America and is soon to launch its “pay for play” in Europe and Asia. The Company is also very excited by the additional cross marketing and revenue initiatives that will arise from the G-FED acquisition.

Fortuna’s strategy going forward is to acquire complimentary medium sized internet gaming companies operating in legal jurisdictions which will provide a rich entertainment experience for customers while adding shareholder value.

For further information contact:

Fortuna Gaming Corp.

Contact: Investor Relations:

North America Toll Free	1-866-324-5788
investorrelations@fortunagamingcorp.com
www.fortunagamingcorp.com

Legal Notice Regarding Forward Looking Statements The statements in the press release that relate to the Company's expectations with regard to the future impact on the Company's results from acquisitions or actions in development are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements in this document may also contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Since this information may contain statements that involve risk and uncertainties and are subject to change at any time, the company's actual results may differ materially from expected results.